Exhibit 99.1

                          FORM OF LETTER OF TRANSMITTAL
                                 FOR TENDERS OF
                   US$48,022,000 AGGREGATE PRINCIPAL AMOUNT OF
                          12.625% SENIOR NOTES DUE 2004
                                  TEVECAP S.A.
                           PURSUANT TO THE PROSPECTUS
                      DATED     , 2004 OF TEVECAP S.A.

   THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON     , 2004
   (UNLESS EXTENDED) (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE NOT WITHDRAWN AT ANY TIME; PROVIDED, HOWEVER, THAT IF THE EXCHANGE OF OLD NOTES FOR
 NEW NOTES AS PART OF THE EXCHANGE OFFER HAS NOT OCCURRED ON OR BEFORE JANUARY 31, 2005, HOLDERS OF OLD NOTES WHO HAVE TENDERED THEIR OLD NOTES IN CONNECTION
    WITH THE OFFER MAY WITHDRAW THEIR TENDER OF THEIR OLD NOTES AT ANY TIME
                                  THEREAFTER.

         Deliver to: HSBC Bank USA, National Association, Exchange Agent
                          BY MAIL, BY OVERNIGHT COURIER
                                   OR BY HAND:
                       HSBC BANK USA, NATIONAL ASSOCIATION
                                452 Fifth Avenue
                            New York, New York 10018
                              Attn: Corporate Trust
                                  BY FACSIMILE:
                                 (212) 525-1300
                             CONFIRMED BY TELEPHONE:
                                  212-525-1316

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

      The undersigned (the "Holder") acknowledges that he or she has received
the Prospectus, dated      , 2004 (the "Prospectus"), of Tevecap S.A., a
Brazilian sociedade anonima ("Tevecap"), and this Letter of Transmittal, which may be amended from time to time (this "Letter"), which together constitute Tevecap's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to US$48,022,000 of its 12.625% Senior Notes due 2009 (the "New Notes"), which have been registered under the Securities Act of 1933 (the "Securities Act") pursuant to a Registration Statement of which the Prospectus constitutes a part, for a like principal amount of the issued and outstanding 12.625% Senior Notes due 2004 (the "Old Notes") of which US$48,022,000 aggregate principal amount is outstanding and held by persons not affiliated with Tevecap.

      For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes orNovember 26, 2004, whichever is later. Registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

      This Letter is to be used: (i) by all Holders who are not members of the Automated Tender Offering Program ("ATOP") at the Depository Trust Company ("DTC"), (ii) by Holders who are ATOP members but choose not to use ATOP or
(iii) if the Old Notes are to be tendered in accordance with the guaranteed delivery procedures set forth in "The Exchange--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 2 hereto. Delivery of this Letter to DTC does not constitute delivery to the Exchange Agent.

      Tevecap will accept for exchange any and all Old Notes validly tendered on
or prior to 5:00 p.m., New York City time, on       , 2004 (unless the Exchange
Offer is extended by Tevecap) (the "Expiration Date"). Tenders of old notes may be not withdrawn at any time; provided, however, that if we extend the Expiration Date of the solicitation to a date later than December 31, 2004, holders of Old Notes who have tendered their Old Notes in connection with the offer may withdraw the Old Notes at any time prior to the Expiration Date.

      IMPORTANT: HOLDERS WHO WISH TO TENDER OLD NOTES IN THE EXCHANGE OFFER MUST COMPLETE THIS LETTER OF TRANSMITTAL AND TENDER THE OLD NOTES TO THE APPROPRIATE EXCHANGE AGENT AND NOT TO TEVECAP.

      As a condition to the Exchange Offer, which we may waive at any time, Holders of Old Notes in the aggregate principal amount of at least 95% of the outstanding principal amount of US$48,022,000 held by non-affiliates of Tevecap must exchange their Old Notes for New Notes pursuant to the Exchange Offer.

      The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, Holders of Old Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

      The instructions included with this Letter of Transmittal must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address listed above.

      APPROPRIATE SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

      The undersigned hereby tenders to Tevecap the principal amount of Old Notes indicated below under "Description of Old Notes," in accordance with and upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal, for the purpose of exchanging each $1.00 principal amount of Old Notes designated herein held by the undersigned and tendered hereby for $1.00 principal amount of the New Notes. New Notes will be issued only in integral multiples of $1.00 to each tendering Holder of Old Notes whose Old Notes are accepted in the Exchange Offer. Holders must tender all of their Old Notes pursuant to the Exchange Offer in order to have their tender accepted.

      Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Tevecap all right, title and interest in and to all such Old Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that such Exchange Agent also acts as the agent of Tevecap), with respect to the Old Notes tendered hereby and accepted for exchange pursuant to the Exchange Offer with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver the Old Notes tendered hereby to Tevecap (together with all accompanying evidences of transfer and authenticity) for transfer or cancellation by Tevecap.

      All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Any tender of Old Notes hereunder may be withdrawn only in accordance with the procedures set forth in "The Exchange--Withdrawal Rights" section of the Prospectus and the instructions contained in this Letter of Transmittal. See Instruction 4 hereto.

      The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and that Tevecap will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by Tevecap to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered hereby. The undersigned has read and agrees to all of the terms of the Exchange Offer.

      The name(s) and address(es) of the registered Holder(s) should be printed herein under "Description of Old Notes" (unless a label setting forth such information appears thereunder), exactly as they appear on the Old Notes tendered hereby. The certificate number(s) and the principal amount of Old Notes to which this Letter relates, together with the principal amount of such Old Notes that the undersigned wishes to tender, should be indicated in the appropriate boxes herein under "Description of Old Notes."

      The undersigned understands that the tender of Old Notes pursuant to one of the procedures described in the Prospectus under "The Exchange--Exchange Offer Procedures" and the Instructions hereto will constitute the tendering Holder's acceptance of the terms and the conditions of the Exchange

Offer. The undersigned hereby represents and warrants to Tevecap that the New Notes to be acquired by such Holder pursuant to the Exchange Offer are being acquired in the ordinary course of such Holder's business, that such Holder has no arrangement or understanding with any person to participate in the distribution of the New Notes. Tevecap's acceptance of Old Notes for exchange tendered pursuant to the Exchange Offer will constitute a binding agreement between the tendering Holder and Tevecap upon the terms and subject to the conditions of the Exchange Offer.

      The undersigned understands that the New Notes issued in consideration of Old Notes accepted for exchange, and/or any principal amount of Old Notes not tendered or not accepted for exchange, will only be issued in the name of the Holder(s) appearing herein under "Description of Old Notes." Unless otherwise indicated under "Special Delivery Instructions," please mail the New Notes issued in consideration of Old Notes accepted for exchange, and/or any principal amount of Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the Holder(s) at the address(es) appearing herein under "Description of Old Notes." In the event that the Special Delivery Instructions are completed, please mail the New Notes issued in consideration of Old Notes accepted for exchange, and/or any Old Notes for any principal amount not tendered or not accepted for exchange, in the name of the Holder(s) appearing herein under "Description of Old Notes," and send such New Notes and/or Old Notes to, the address(es) so indicated. Any transfer of Old Notes to a different holder must be completed, according to the provisions on transfer of Old Notes contained in the Indenture.

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX BELOW.

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

      1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal or notice of withdrawal, as the case may be, must be guaranteed by an institution which falls within the definition of "eligible guarantor institution" contained in Rule 17Ad-15 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (hereinafter, an "Eligible Institution") unless the Old Notes tendered hereby are tendered by the Holder(s) of the Old Notes who has (have) not completed the box entitled "Special Delivery Instructions" on this Letter of Transmittal or the Old Notes are tendered for the account of an Eligible Institution.

      2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used by all Holders who are not ATOP members, by Holders who are ATOP members but choose not to use ATOP or if the Old Notes are to be tendered in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange--Guaranteed Delivery Procedures." To validly tender Old Notes, a Holder must physically deliver a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and all other required documents to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date (as defined below) or the Holder must properly complete and duly execute an ATOP ticket in accordance with DTC procedures. Otherwise, the Holder must comply with the guaranteed delivery procedures set forth in the next paragraph. The term "Expiration Date" means 5:00 p.m., New York City time, on [ ], 2004 (or such later date to which Tevecap may, in its sole discretion, extend the Exchange Offer). If this Exchange Offer is extended, the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. Tevecap expressly reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open by giving oral (confirmed in writing) or written notice of such extension to the Exchange Agent and by making a public announcement of such extension prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

      LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO TEVECAP OR TO DTC.

      If a Holder of the Old Notes desires to tender such Old Notes and time will not permit such Holder's required documents to reach the Exchange Agent before the Expiration Date, a tender may be effected if the tender is made through an Eligible Institution, on or prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery (by telegram, facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, any documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and all other documents required by the Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. See "The Exchange--Guaranteed Delivery Procedures" as set forth in the Prospectus.

      Only a Holder of Old Notes may tender Old Notes in the Exchange Offer. The term "Holder" as used herein with respect to the Old Notes means any person in whose name Old Notes are registered on the books of the Trustee. If the Letter of Transmittal or any Old Notes are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Tevecap, proper evidence satisfactory to Tevecap of their authority to so act must be so submitted.

      Any beneficial Holder whose Old Notes are registered in the name of his broker, dealer, commercial bank, trust company or other nominee and who wishes to validly surrender those Old Notes in the Exchange Offer should contact such registered Holder promptly and instruct such registered Holder to tender on his behalf. If such beneficial Holder wishes to tender on his own behalf, such beneficial Holder must, prior to completing and executing the Letter of Transmittal, make appropriate arrangements to register ownership of the Old Notes in such beneficial holder's name. It is the responsibility of the beneficial holder to register ownership in his own name if he chooses to do so. The transfer of record ownership may take considerable time.

      THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE EXCHANGING HOLDER, but, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery to the Exchange Agent before the Expiration Date. No Letters of Transmittal or Old Notes should be sent to Tevecap.

      No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive notice of acceptance of their Old Notes for exchange.

      3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and principal amount of the Old Notes to which this Letter of Transmittal relates should be listed on a separate signed schedule attached hereto.

      4. WITHDRAWAL OF TENDER. Tenders of Old Notes may be not withdrawn at any time; provided, however, that if the exchange of old notes for new notes as part of the exchange offer has not occurred on or before January 31, 2005, holders of old notes who have tendered their old notes in connection with the offer may withdraw their tender of their old notes at any time thereafter. Subject to the preceding sentence, for a withdrawal to be effective, a written or facsimile notice of withdrawal must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn, (ii) identify the Old Notes to be withdrawn (including the amount of such Old Notes), (iii) (where certificates for Old Notes have been transmitted) specify the name in which such Old Notes are registered, if different from that of the withdrawing Holder and (iv) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or accompanied by evidence satisfactory to Tevecap that the Holder withdrawing such tender has succeeded to beneficial ownership of such Old Notes. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Holder is an Eligible Institution. If Old Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of DTC.

      Old Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Old Notes may be retendered by again following one of the procedures described herein at any time prior to 5:00 p.m., New York City time, on the Expiration

Date. All questions as to the validity, form and eligibility (including time of receipt) of notice of withdrawal will be determined by Tevecap, whose determinations will be final and binding on all parties. Neither Tevecap, the Exchange Agent, nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities.

      5. PARTIAL TENDERS; PRO RATA EFFECT. Tenders of the Old Notes will be accepted only in integral multiples of $1.00. If less than the entire principal amount evidenced by any Old Notes is to be tendered, fill in the principal amount that is to be tendered in the box entitled "Principal Amount Tendered" below. The entire principal amount of all Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

      6. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name as written on the face of the certificate representing such Old Notes without alteration, enlargement or any change whatsoever.

      If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any of the Old Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different registrations.

      When this Letter of Transmittal is signed by the Holder(s) of Old Notes listed and tendered hereby, no endorsements or separate bond powers are required.

      If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Tevecap, proper evidence satisfactory to Tevecap of their authority to so act must be submitted.

      7. SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box the name and address to which New Notes issued in consideration of Old Notes accepted for exchange, or Old Notes for principal amounts not exchanged or not tendered, are to be sent, if different from the name and address of the person signing this Letter of Transmittal.

      8. TRANSFER TAXES. Tevecap will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes for principal amounts not exchanged are to be delivered to any person other than the Holder of the Old Notes or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted, the amount of such transfer taxes will be billed directly to such tendering Holder.

      9. IRREGULARITIES. All questions as to validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be resolved by Tevecap, in its sole discretion, whose determination shall be final and binding. Tevecap reserves the absolute right to reject any or all tenders of any particular Old Notes that are not in proper form, or the acceptance of which would, in the opinion of Tevecap or its counsel, be unlawful. Tevecap also reserves the absolute right to waive any defect, irregularity or condition of tender with regard to any particular Old Notes. Tevecap's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Tevecap shall determine. Neither Tevecap nor either Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities. Tenders of Old Notes will not be deemed to have been made until all defects and irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder, unless otherwise provided by this Letter of Transmittal, as soon as practicable following the Expiration Date.

      10. INTEREST ON EXCHANGED OLD NOTES. Holders whose Old Notes are accepted for exchange will receive accrued interest thereon on the date of exchange. See "Description of the Notes" in the Prospectus.

      11. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Holders whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), TOGETHER WITH ALL REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE APPROPRIATE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

      Under Federal income tax laws, a registered Holder of Old Notes or New Notes is required to provide the Trustee (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Trustee is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made to such Holder with respect to Old Notes or New Notes may be subject to backup withholding.

      Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Trustee a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Trustee.

      If backup withholding applies, the Trustee is required to withhold 28% of any payments made to the Holder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                         PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding on payments made with respect to Old Notes or New Notes the Holder is required to provide the Trustee with: the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that such Holder is exempt from backup withholding, the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; and if applicable, an adequate basis for exemption.

----------------------------------------------------------------------------------------------------------------------
                          PAYER'S NAME:  [  ]
----------------------------------------------------------------------------------------------------------------------
SUBSTITUTE FORM W-9       PART 1-PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT
                                  AND CERTIFY BY SIGNING AND DATING BELOW       ----------------------------------
                                                                                Social Security Number

                                                                                                 OR

                                                                                ----------------------------------
                                                                                Employer Identification Number
----------------------------------------------------------------------------------------------------------------------
                          PART 2-Certification-Under penalty of perjury, I certify that:

Department of the         (1)     The number shown on this form is my correct Taxpayer Identification Number (or I
Treasury Internal                 am waiting for a Taxpayer number to be issued to me);
Revenue Service
                          (2)     I am not subject to backup withholding because (i) I am exempt from backup
Payee's Request for               withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS")
Taxpayer Identification           that I am subject to backup withholding as a result of failure to report all
Number ("TIN")                    interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

                          Certificate instruction-You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
----------------------------------------------------------------------------------------------------------------------
                          SIGNATURE___________________________                  PART 3

                          Date__________________________, 2004
----------------------------------------------------------------------------------------------------------------------
                          NAME________________________________                  Awaiting TIN  / /
                               (Please print)

----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature_____________________  Date______________________________

Name (Please Print)____________________________

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY
SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1 AND 7)

      To be completed ONLY if the New Notes issued in consideration of Old Notes exchanged, or certificates for Old Notes in a principal amount not surrendered for exchange are to be mailed to someone other than the undersigned or to the undersigned at an address other than that below.

Mail to:

Name:
(Please Print)

Address:
(Zip Code)

                            DESCRIPTION OF OLD NOTES
                           (SEE INSTRUCTIONS 2 AND 7)

-------------------------------------------------------------------------------------------------------------
            NAME(S) AND
            ADDRESS(ES)
                 OF
        REGISTERED HOLDER(S)                                   CERTIFICATE(S)
        (PLEASE FILL IN, IN                     (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
               BLANK)
-------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT OF
                                                              AGGREGATE                     OLD NOTES
                                                           PRINCIPAL AMOUNT                 TENDERED**
                                                             OF OLD NOTES               (MUST BE INTEGRAL
                                   CERTIFICATE               EVIDENCED BY                   MULTIPLES
                                    NUMBER(S)*               CERTIFICATE(S)                  OF $1.00)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                      Total
-------------------------------------------------------------------------------------------------------------

-------------
* Need not be completed if Old Notes are being tendered by book-entry transfer.

** Unless otherwise indicated, the entire principal amount of Old Notes evidenced by any certificate will be deemed to have been tendered.

(Boxes below to be checked by Eligible Institutions only)

|_| CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution

      DTC Account Number

      Transaction Code Number

|_| CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s)

      Window Ticket Number (if any)

      Date of Execution of Notice of Guaranteed Delivery

      Name of Institution which Guaranteed Delivery

      If Guaranteed Delivery is to be made by Book-Entry Transfer:

      Name of Tendering Institution

      DTC Account Number

      Transaction Code Number

|_| CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

|_| CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name

      Address

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                PLEASE SIGN HERE
                       WHETHER OR NOT OLD NOTES ARE BEING
                           PHYSICALLY TENDERED HEREBY

X        _________________________________________   ____________________

X        _________________________________________   ____________________
         SIGNATURE(S) OF OWNER(S)                    DATED
         OF AUTHORIZED SIGNATORY

Area Code and Telephone Number:  _______________________________________________

This box must be signed by registered holder(s) of Old Notes as their name(s) appear(s) on certificate(s) for Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter (including such opinions of counsel, certifications and other information as may be required by Tevecap or the Trustee for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Name(s) (please print)__________________________________________________________
Capacity (full title)___________________________________________________________
Address (include zip code)______________________________________________________
________________________________________________________________________________
Tax Identification or Social Security Number(s)_________________________________
________________________________________________________________________________

GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 6 to determine if required)
Authorized Signature____________________________________________________________
Name____________________________________________________________________________
Name of Firm____________________________________________________________________
Title___________________________________________________________________________
Address_________________________________________________________________________
Area Code and Telephone Number__________________________________________________
Dated___________________________________________________________________________

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

      GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------------------------------------------------------------------

FOR THIS TYPE                          GIVE THE SOCIAL                   GIVE THE EMPLOYER
OF ACCOUNT:                            SECURITY NUMBER OF                IDENTIFICATION NUMBER OF

--------------------------------------------------------------------------------------------------
1.     Individual                      The individual

--------------------------------------------------------------------------------------------------
2.     Two or more individuals         The actual owner of the account
       (joint accounts)                or, if combined funds, the
                                       first individual on the
                                       accounts.(2)

--------------------------------------------------------------------------------------------------
3.     Custodian account of a minor    The minor(4)
       (Uniform Gift to Minors Act)

--------------------------------------------------------------------------------------------------
4.a.   The usual revocable savings     The grantor-trustee
       trust (grantor is also
       trustee)

--------------------------------------------------------------------------------------------------
b.     So-called trust account that    The actual owner
       is not a legal or valid trust
       under State law

--------------------------------------------------------------------------------------------------
5.     Sole proprietorship             The owner(1)

--------------------------------------------------------------------------------------------------
6.     A valid trust, estate, or                                         Legal entity(3)
       pension trust

--------------------------------------------------------------------------------------------------
7.     Corporate                                                         The corporation

--------------------------------------------------------------------------------------------------
8.     Association, club, religious,                                     The organization
       charitable, educational or
       other tax-exempt organization

--------------------------------------------------------------------------------------------------
9.     Partnership                                                       The partnership

--------------------------------------------------------------------------------------------------
10.    A broker or registered nominee                                    The broker or nominee

--------------------------------------------------------------------------------------------------
11.    Account with the Department                                       The public entity
       of Agriculture in the name
       of a public entity (such as a
       State or local government,
       school district, or prison)
       that receives agricultural
       program payments

--------------------------------------------------------------------------------------------------

--------------
(1) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN.

(2)   List first and circle the name of the person whose number you furnish.

(3) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

(4)   Circle the minor's name and furnish the minor's social security number.

                                 GUIDELINES FOR
                    CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in items (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

(1)   A corporation.

(2) An organization exempt from tax under section 501(a), or an individual retirement plan or custodial account under section 403(b)(7).

(3)   The United States or any agency or instrumentality thereof.

(4) A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

(5) A foreign government, a political subdivision of a foreign government, or an agency or instrumentality thereof.

(6)   An international organization or any agency or instrumentality thereof.

(7)   A foreign central bank of issue.

(8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)  A real estate investment trust.

(11) An entity registered at all times under the Investment Company Act of 1940.

(12)  A common trust fund operated by a bank under section 584(a).

(13)  A financial institution.

(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

(15)  An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

-     Payments to nonresident aliens subject to withholding under section 1441.

- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

-     Payments of patronage dividends not paid in money.

-     Payments made by certain foreign organizations.

-     Payments of interest on obligations issued by individuals.

NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

-     Payments described in section 6049(b)(5) to nonresident aliens.

-     Payments on tax-free covenant bonds under section 1451.

-     Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, royalties, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

      PRIVACY ACT NOTICE. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

      (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

      (2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, and such failure is due to negligence, a penalty of 20% is imposed on any portion of any under-payment attributable to that failure.

      (3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

      (4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

      FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.